DAVIDSON MULTI-CAP EQUITY FUND

SUMMARY PROSPECTUS Ticker Symbol: Class A DFMAX Class C DFMCX Class I DFMIX OCTOBER 28, 2013

Before you invest, you may want to review the Davidson Multi-Cap Equity Fund’s (the “Multi-Cap Fund” or the “Fund”) prospectus, which contains more information about the Fund and its risks.  The current statutory prospectus and statement of additional information dated October 28, 2013, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s prospectus and other information about the Fund online at http://www.davidsonmutualfunds.com/downloads.html.  You can also get this information at no cost by calling 1-877-332-0529 or by sending an e-mail request to davidsonmf@dadco.com.

Investment Objective
The Davidson Multi-Cap Equity Fund (the “Multi-Cap Fund”) seeks long-term capital appreciation.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Multi-Cap Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Multi-Cap Fund.  More information about these and other discounts is available from your financial professional and in the “Class A Shares” section on page 15 of the Funds’ statutory Prospectus and the “Breakpoints/Volume Discounts and Sales Charge Waivers” section on page 42 of the Funds’ Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption price, whichever is less)	None	1.00%	None
Redemption Fee (as a percentage of amount redeemed on shares held for seven calendar days or less)	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%	0.65%	0.65%
Distribution and Service (Rule 12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.52%	0.51%	0.51%
Total Annual Fund Operating Expenses	1.42%	2.16%	1.16%
Less: Fee Waiver and/or Expense Reimbursement(1)	-0.27%	-0.26%	-0.26%
Net Annual Fund Operating Expenses	1.15%	1.90%	0.90%

(1)
Davidson Investment Advisors, Inc. (the “Advisor”) has contractually agreed to waive all or a portion of its management fees and pay expenses of the Multi-Cap Fund to ensure that Net Annual Fund Operating Expenses (excluding acquired fund fees and expenses (“AFFE”), interest, taxes and extraordinary expenses) do not exceed 1.15% of average daily net assets of the Multi-Cap Fund’s Class A shares, 1.90% of average daily net assets of the Multi-Cap Fund’s Class C shares and 0.90% of average daily net assets of the Multi-Cap Fund’s Class I shares (the “Expense Caps”).  The Expense Caps will remain in effect through at least October 27, 2014, and may be terminated only by the Trust’s Board of Trustees (the “Board”).  The Advisor may request recoupment of previously waived fees and paid expenses from the Multi-Cap Fund for three years from the date they were waived or paid, subject to the Expense Caps.

Example. This Example is intended to help you compare the cost of investing in the Multi-Cap Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Multi-Cap Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Multi-Cap Fund’s operating expenses remain the same (taking into account the Expense Caps only in the first year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A (if you redeem your shares at the end of the period)	$611	$902	$1,213	$2,095
Class C (if you redeem your shares at the end of the period)	$293	$651	$1,136	$2,473
Class I (if you redeem your shares at the end of the period)	$92	$343	$613	$1,386

	1 Year	3 Years	5 Years	10 Years
Class A (if you do not redeem your shares at the end of the period)	$611	$902	$1,213	$2,095
Class C (if you do not redeem your shares at the end of the period)	$193	$651	$1,136	$2,473
Class I (if you do not redeem your shares at the end of the period)	$92	$343	$613	$1,386

Portfolio Turnover. The Multi-Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Multi-Cap Fund shares are held in a taxable account.  These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Multi-Cap Fund’s performance.  During the most recent fiscal year, the Multi-Cap Fund’s portfolio turnover rate was 21.49% of the average value of its portfolio.

Principal Investment Strategies of the Multi-Cap Fund
Under normal market conditions, the Multi-Cap Fund invests at least 80% of its net assets (including any borrowings for investment purposes) in equity securities across a wide range of market capitalizations and investment styles with attractive fundamental characteristics.  The Fund looks for companies with reasonable valuations, prudent debt levels, cash flow generation, attractive growth characteristics and solid balance sheets.  The Fund will invest its assets in both value and growth stocks, as well as dividend-paying and non-dividend-paying stocks.  The Fund will seek to achieve its investment objective primarily through stock selection, with less emphasis on sector weightings.  As a result, the Fund expects to only occasionally make modest sector changes, preferring to differentiate performance by relative movement in individual stocks than in sectors or industries.

The Multi-Cap Fund may seek to enhance returns through the use of other investment strategies such as options (for hedging purposes), foreign securities (which may include American Depositary Receipts (“ADRs”), dollar-denominated foreign securities, or direct investment in foreign securities, including emerging markets), and other investment companies (including exchange-traded funds (“ETFs”)).  The Fund may invest up to 20% of its net assets in foreign securities.  The Fund may invest up to 20% of its net assets in put and call options.

The Advisor may sell a position if the fundamentals have deteriorated, catalysts fail to develop, or a stock exceeds fair valuation.  The Advisor may also sell a position if a better alternative becomes available.

At the discretion of the Advisor, the Multi-Cap Fund may invest its assets in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for temporary defensive purposes in response to adverse market, economic or political conditions.

Principal Risks of Investing in the Multi-Cap Fund
Losing all or a portion of your investment is a risk of investing in the Multi-Cap Fund.  The following principal risks could affect the value of your investment:

•
Equity Risk.  Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

•
ETF and Mutual Fund Risk.  ETFs are typically open-end investment companies that are bought and sold on a national securities exchange.  Investment companies (mutual funds) and ETFs have management fees that are part of their costs, and the Multi-Cap Fund will indirectly bear its proportionate share of these costs.

•
Foreign and Emerging Market Securities Risk.  The Multi-Cap Fund may invest in foreign securities which are subject to special risks.  Foreign securities can be more volatile than domestic (U.S.) securities.  Securities markets of other countries are generally smaller than U.S. securities markets.  Many foreign securities may be less liquid and more volatile than U.S. securities, which could affect the Fund’s investments.  These risks are enhanced in emerging markets.

•
Management Risk.  Management risk means that your investment in the Multi-Cap Fund varies with the success and failure of the Advisor’s investment strategies and the Advisor’s research, analysis and determination of portfolio securities.

•
Market and Issuer Risk.  The risks that could affect the value of the Multi-Cap Fund’s shares and the total return on your investment include the possibility that the securities held by the Fund will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Fund.  The value of securities held by the Fund may also experience sudden, unpredictable drops in value or long periods of decline in value due to reasons directly related to the issuer, including management performance, financial leverage, and reduced demand for the issuer’s goods and services.

•
Options Risk.  Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities.  Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks.

•
Small and Medium Companies Risk.  Investing in securities of small and medium capitalization companies may involve greater volatility than investing in larger and more established companies because small and medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

The Multi-Cap Fund may be appropriate for investors who:

•	Have a long-term investment horizon;
•	Want to add an investment with potential for capital appreciation to diversify their investment portfolio; and
•	Can accept the greater risks of investing in a portfolio with equity holdings.

Performance
The following information provides some indication of the risks of investing in the Multi-Cap Fund by showing changes in the Fund’s Class A shares’ performance from year to year and by showing how the Fund’s average annual returns for Class A and Class C for 1 year and since inception compare with those of a broad measure of market performance.  Because Class I shares of the Fund are new, performance information is not provided.  Class I shares would have substantially similar returns because the shares are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.  Sales loads are reflected in the table but are not reflected in the bar chart; if these amounts were reflected in the bar chart, returns would be less than those shown. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.davidsonmutualfunds.com or by calling the Fund toll-free at 1-877-332-0529.

Class A - Annual Returns as of December 31

The Fund’s year-to-date return as of September 30, 2013 was 20.64%.

During the period of time shown in the bar chart, the highest return for a calendar quarter was 16.49% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was –16.13% (quarter ended September 30, 2011).

Average Annual Total Returns (for the periods ended December 31, 2012)		Since	Since
		Inception	Inception
	1 Year	(8/11/2008)	(7/01/2009)
Class A Shares
Return Before Taxes	11.60%	3.58%	N/A
Return After Taxes on Distributions	11.24%	3.19%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	8.02%	2.96%	N/A
Class C Shares
Return Before Taxes	15.58%	N/A	14.33%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	16.42%	4.59%	16.05%

The after-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).  The after-tax returns are shown only for the Class A Shares and the after-tax returns for the Class C shares will vary to the extent it has different expenses.

Management
Investment Advisor. Davidson Investment Advisors, Inc. is the Multi-Cap Fund’s investment advisor.

Portfolio Managers. The Advisor uses a team approach for portfolio management.  Of the nine investment team members, Messrs. Brian P. Clancy, CFA, Vice President and Portfolio Manager, and Paul G. Condrat, CFA, Associate Vice President and Portfolio Manager, are principally responsible for the management of the Multi-Cap Fund’s portfolio and serve as co-portfolio managers of the Fund.  Mr. Clancy has been responsible for the Fund’s portfolio management since its inception in August 2008, and Mr. Condrat has been serving as a Senior Research Analyst and has been on the Advisor’s investment team for the past eight years.  Mr. Condrat has been involved in the Fund’s portfolio management since June 2011.

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Multi-Cap Fund shares on any business day by written request via mail (Davidson Multi-Cap Equity Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by telephone at 1-877-332-0529, or through a financial intermediary.  You may also purchase or redeem Fund shares by wire transfer.  Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial and subsequent investment amounts for Class A and Class C shares are shown below.

Type of Account	To Open Your Account	To Add to Your Account
Regular Accounts	$2,500	Any amount
IRAs (Traditional, Roth, SEP, and SIMPLE IRAs)	$2,500	Any amount
401(k), Pension or Other Types of ERISA Accounts	Any amount	Any amount
Automatic Investment Plan Accounts	$2,500	$100

Class I shares require a minimum investment of $250,000, are generally available for purchase only by institutional investors, retirement accounts or high net worth individuals and have no minimum subsequent investment requirements, provided the other eligibility requirements for purchase are met.  The minimum initial investment is waived for wrap fee program accounts investing in Class I.

Tax Information
The Multi-Cap Fund’s distributions are taxable, and, unless you are investing through a tax-deferred vehicle, distributions will be taxed as ordinary income or capital gains.  Distributions on investments made through tax-deferred vehicles such as 401(k) plans or IRAs may be taxed upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Multi-Cap Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or the Advisor or its affiliates may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Multi-Cap Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.